UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

VEMANTI GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	46-5317552
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

7545 Irvine Center Dr., Ste 200, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 559-7200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2021, Rachel Boulds notified the Board of Directors of Vemanti Group, Inc. (the "Company") of her resignation from the Board effective immediately. Ms. Boulds’ decision to resign was not a result of any disagreement with the Company or its management.

Effective as of September 7, 2021, the Company’s Board of Directors approved the appointment of Stephen R. Jones as the Company’s Chief Financial Officer, replacing Tan Tran. Mr. Tran resigned as the Chief Financial Officer effective as of September 7, 2021 and will remain as the President, Chief Executive Officer, and director of the Company.

From 2019 to 2021, Mr. Jones served as the Chief Financial Officer of DreamPlex, a company incorporated under the laws of Vietnam, directing the day-to-day financial operations and strategic planning and overseeing accounting, treasury, tax, risk management, procurement, and IT operations. From 2017 to 2019, Mr. Jones served as the Chief Operating Officer of HMB, Inc. From 2013 to 2016, Mr. Jones served as the Chief Financial Officer of VietnamWorks. Mr. Jones holds a BA from Vanderbilt University and an MBA from the University of Cincinnati.

Mr. Jones will receive compensation for his services in connection with this appointment and as outlined below:

- Month 1: $2,500

- Month 2: $3,000

- Month 3: $3,500

- Month 4: $4,000

- Month 5: $4,500

- Month 6 and beyond: $5,000

In addition to the above, the Company will issue one million two hundred thousand (1,200,000) shares of the Company’s restricted common stock (the “Restricted Shares”) to Mr. Jones, to be earned and issued over forty-eight (48) months at the rate of twenty-five thousand (25,000) shares per month from September 7, 2021.

There are no family relationships between Mr. Jones and any other director or executive officer of the Company. Additionally, there are no transactions between Mr. Jones and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEMANTI GROUP, INC.

Date: September 10, 2021	By:	/s/ Tan Tran
	Name:	Tan Tran
	Title:	President, Chief Executive Officer (Principal Executive Officer)

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